OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                      For the month ended October 31, 1998



Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

-------------------------------------------------------------------------------

                                                   Document    Previously   Explanation
Required Attachments:                              Attached    Submitted      Attached
1.  Tax Receipts                                      ( )         (X)           (X)

2.  Bank Statements                                   ( )         ( )           (X)

3.  Most recently filed Income Tax Return             ( )         (X)           (X)

4.  Most recent Annual Financial Statements           ( )         (X)           ( )
     prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.


RESPONSIBLE PARTY:


                                  Senior Vice President/Chief Financial Officer
------------------------------    ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                     TITLE


       David R. Gibson                        November   30, 1998
------------------------------    ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                    DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                      For the month ended October 31, 1998



Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

-------------------------------------------------------------------------------

1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

     Please see the Status of Post Petition Taxes attached hereto for the month's activity.

2. The Debtors have 37 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

3. The Debtors have filed final federal and state income tax returns for the years ended December 31, 1997 and 1996 and have made estimated income tax payments for 1998 where applicable. Copies of these tax returns are available upon request. Previously, the Debtors filed copies of such income tax returns for the year ended December 31, 1995 with the US Trustee.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      For the month ended October 31, 1998



Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

-------------------------------------------------------------------------------

See Statement of Operations for reporting period attached.

HEADNOTES

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) On September 3, 1998, the Company completed the sale of 166 transmission towers to Pinnacle Towers, Inc. ("Pinnacle") for $170 million in cash. Under the terms of a lease with Pinnacle, the Company will lease antenna sites located at these towers for an initial period of 15 years at an aggregate annual rental of $10.7 million. The sale was accounted for in accordance with Statement of Financial Accounting Standards No. 28, Accounting for Sales with Leasebacks, and resulted in a recognized gain of $94.2 million and a deferred gain of $70.0 million. The deferred gain will be amortized on a straight-line basis over the initial lease period of 15 years. Subsequent to the sale, the Company distributed the $170 million in proceeds to its secured creditors, who had a lien on such assets. As a result of the sale transaction, the Company no longer receives approximately $0.2 million of monthly rental revenue included in Service, Rents & Maintenance revenue and the Company will incur an additional $0.8 million of monthly rent expense included in Service, Rents & Maintenance expense. The estimated income tax expense of the sale transaction is approximately $0.7 million.

(2) General & Administrative expense in August 1998 includes the reversal of a $0.5 million accrual of telephone expenses recorded in prior months.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements of Operations
  For the Months Ended October 31, 1998, September 30, 1998 and August 31, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                October           September            August
                                                                  1998               1998               1998
                                                              --------------     --------------     ---------------
 Paging Revenues
     Service, Rents & Maintenance                                   $34,778(1)         $34,682(1)          $35,008

 Equipment Sales
     Product Sales                                                    2,374              1,961               2,020
     Cost of Products Sold                                            2,203              1,868               1,813
                                                              --------------     --------------     ---------------
         Equipment Margin                                               171                 93                 207

     Net Revenue                                                     34,949             34,776              35,215

 Operating Expense
     Service, Rents & Maintenance                                     9,537(1)           9,505(1)            9,048
     Selling                                                          5,185              4,920               4,428
 General & Administrative                                            11,379             11,077              10,326(2)
                                                              --------------     --------------     ---------------
    Operating  Expense Before Depr. & Amort.                         26,101             25,501              23,802

    EBITDA Before Reorganization and Restructuring Costs              8,848              9,274              11,413

    Reorganization Costs                                              1,596              1,514               1,553
    Restructuring Costs                                                 175                  0                   0
                                                              --------------     --------------     ---------------

    EBITDA after Reorganization and Restructuring Costs               7,078              7,760               9,860

 Depreciation                                                         6,981              6,680               6,709
 Amortization                                                         2,481              2,484               2,484
 Amortization of Deferred Gain                                         (389)              (389)                  0
                                                              --------------     --------------     ---------------
     Total Depreciation and Amortization                              9,073              8,775               9,193

 Operating Income(Loss)                                              (1,995)            (1,015)                667

 Interest Expense                                                     3,661              3,676               4,868
 Gain on Sale of Tower Assets                                             0             94,165(1)                0
 Other Income(Expense)                                                  (65)                 2                 (25)
 Income Taxes                                                             0                678(1)                0
             G & A / Operations
                                                             --------------     --------------     ---------------
 Net Income(Loss)                                                   ($5,722)           $88,796             ($4,225)
 ==================================================================================================================

                             See Accompanying Notes.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                      CONDENSED CONSOLIDATED BALANCE SHEET
                      For the month ended October 31, 1998



Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

-------------------------------------------------------------------------------

See balance sheet attached.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.


(1) On September 3, 1998, the Company completed the sale of 166 transmission towers to Pinnacle Towers, Inc. ("Pinnacle") for $170 million in cash. Under the terms of a lease with Pinnacle, the Company will lease antenna sites located at these towers for an initial period of 15 years at an aggregate annual rental of $10.7 million. The sale was accounted for in accordance with Statement of Financial Accounting Standards No. 28, Accounting for Sales with Leasebacks, and resulted in a recognized gain of $94.2 million and a deferred gain of $70.0 million. The deferred gain will be amortized on a straight-line basis over the initial lease period of 15 years. Subsequent to the sale, the Company distributed the $170 million in proceeds to its secured creditors, who had a lien on such assets.

                    MobileMedia Corporation and Subsidiaries
                           Consolidated Balance Sheets
         As of October 31, 1998, September 30, 1998 and August 31, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                                 October          September          August
                                                                                   1998              1998             1998
                                                                               ------------       -----------      ------------
Assets:
   Current Assets:
          Cash                                                                       $2,415            $9,814          $13,165
          Accounts Receivable, Net                                                   37,548            38,127           37,472
          Inventory                                                                   1,621             1,167            1,240
          Prepaid Expenses                                                            6,011             6,391            5,489
          Other Current Assets                                                        4,929             5,399            5,145
                                                                               -------------      ------------     ------------
                  Total Current Assets                                               52,524            60,898           62,511

   Noncurrent Assets:
          Property and Equipment, Net                                               218,313           218,873(1)       225,707
          Deferred Financing Fees, Net                                               19,902            20,206           20,510
          Investment In Net Assets Of Equity Affiliate                                1,691             1,691            1,734
          Intangible Assets, Net                                                    270,828           273,287          275,747
          Other Assets                                                                  880               901              329
                                                                               -------------      ------------     ------------
                 Total Noncurrent Assets                                            511,614           514,959          524,026

          Total Assets                                                             $564,138          $575,857         $586,538
          ------------
                                                                               =============      ============     ============



Liabilities and Stockholders' Equity:
   Liabilities Not Subject to Compromise:
          DIP Credit Facility                                                            $0                $0               $0
          Accrued Reorganization Costs                                                4,803             7,001            6,131
          Accrued Wages, Benefits and Payroll Taxes                                   9,262            12,398           10,907
          Accounts Payable - Post Petition                                            7,127             2,106            4,981
          Accrued Interest                                                            3,928             4,145            5,443
          Accrued Expenses and Other Current Liabilities                             31,944            36,074           32,668
          Advance Billings and Customer Deposits                                     30,239            31,340           31,567
          Deferred Gain on Tower Sale                                                69,222(1)         69,611 (1)            0
                                                                               -------------      ------------     ------------
             Total Liabilities Not Subject To Compromise                            156,525           162,675           91,696

   Liabilities Subject to Compromise:
          Accrued Wages, Benefits and Payroll Taxes                                   3,085             3,086            3,093
          Chase Credit Facility                                                     479,000           479,000(1)       649,000
          Notes Payable - 10 1/2%                                                   174,125           174,125          174,125
          Notes Payable - 9 3/8%                                                    250,000           250,000          250,000
          Notes Payable - Yampol                                                        986               986              986
          Notes Payable - Dial Page 12 1/4%                                           1,570             1,570            1,570
          Accrued Interest                                                           20,423            20,423           20,423
          Accounts Payable- Pre Petition                                             12,434            12,473           12,833
          Accrued Expenses and Other Current Liabilities - Pre Petition              21,078            20,981           21,062
          Other Liabilities                                                           4,819             4,724            4,730
                                                                               -------------      ------------     ------------
                  Total Liabilities Subject To Compromise                           967,520           967,368        1,137,823

   Deferred Tax Liability                                                             2,655             2,655            2,655
   ----------------------

   Stockholders' Equity
          Class A Common Stock                                                           50                50               50
          Class B Common Stock                                                            2                 2                2
          Additional Paid-In Capital                                                689,148           689,148          689,148
          Accumulated Deficit - Pre Petition                                     (1,171,108)       (1,171,108)      (1,171,108)
          Accumulated Deficit - Post Petition                                       (74,533)          (68,811)        (157,607)
                                                                               -------------      ------------     ------------
                  Total Stockholders' Equity                                       (556,439)         (550,718)        (639,514)
          Less:
          Treasury Stock                                                             (6,123)           (6,123)          (6,123)
                                                                               -------------      ------------     ------------
                  Total Stockholders' Equity                                       (562,562)         (556,841)        (645,637)

          Total Liabilities and Stockholders' Equity                               $564,138          $575,857         $586,538
          ------------------------------------------                          =============      ============     ============

                             See Accompanying Notes

Footnotes to the Financial Statements:

1. These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

     The Bankruptcy Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

     On August 20, 1998, Arch Communications Group, Inc. ("Arch") and the Debtors announced a definitive merger agreement for Arch to acquire the Debtors. This merger agreement was amended as of September 3, 1998. Under the terms of the agreement, Arch will acquire the Debtors for a combination of cash, the assumption of certain liabilities, and the issuance of Arch common stock and rights to acquire Arch common stock and, in certain circumstances, to acquire warrants. The transaction will be implemented through a plan of reorganization that the Debtors filed with the Bankruptcy Court on September 3, 1998 ("the Amended Plan"). A Disclosure Statement related to the Amended Plan was filed with the Bankruptcy Court on September 18, 1998. A hearing concerning the adequacy of information contained in the Disclosure Statement, scheduled for October 14, 1998, was adjourned to December 10, 1998.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. On September 3, 1998, the Company completed the sale of 166 transmission towers to Pinnacle Towers, Inc. ("Pinnacle") for $170 million in cash. Under the terms of a lease with Pinnacle, the Company will lease antenna sites located at these towers for an initial period of 15 years at an aggregate annual rental of $10.7 million. The sale was accounted for in accordance with Statement of Financial Accounting Standard No. 28, Accounting for Sales with Leasebacks, and resulted in a recognized gain of $94.2 million and a deferred gain of $70.0 million. The deferred gain will be amortized on a straight-line basis over the initial lease period of 15 years. Subsequent to the sale, the Company distributed the $170 million in proceeds to its secured creditors, who had a lien on such assets. As a result of the sale transaction, the Company on longer receives approximately $0.2 million of monthly rental revenue included in Service, Rents & Maintenance revenue and the Company will incur an additional $0.8 million of monthly rent included in Service, Rents & Maintenance expense. The estimated income tax expense of the sale transaction is approximately $0.7 million.

5. General & Administrative expense in August 1998 includes the reversal of a $0.5 million accrual of telephone expenses recorded in prior months.

6. The Company is one of the largest paging companies in the U.S., with approximately 3.2 million units in service at October 31, 1998, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

7. As previously announced in its September 27, 1996 and October 21, 1996 releases, misrepresentations and other violations had occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of the Company's approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

     On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

      On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

     On June 6, 1997, the FCC issued an order staying the hearing proceeding in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The order was originally granted for ten months and was extended by the FCC through October 6, 1998. The order, which is based on an FCC doctrine known as Second Thursday, provides that if there is a change of control that meets the conditions of Second Thursday, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company, as reflected in the Amended Plan, will result in a change of control.

     On September 2, 1998, the Company and Arch filed a joint Second Thursday application. The Company believes the plan of reorganization referenced in the application satisfies the conditions of Second Thursday. On October 5, 1998, a supplement was filed to notify the FCC of certain modifications to the proposed transaction. The application was accepted for filing by public notice dated October 15, 1998. On October 16, 1998, the Company and Arch filed a joint supplement of data requested by the staff of the Wireless Telecommunications Bureau to assist in their evaluation of the application.

     In the event that the Company were unable to consummate the Amended Plan or any other plan of reorganization that satisfies the conditions of Second Thursday, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                      For the month ended October 31, 1998

Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

-------------------------------------------------------------------------------

The Debtors have 37 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) On September 3, 1998, the Company completed the sale of 166 transmission towers to Pinnacle Towers, Inc. ("Pinnacle") for $170 million in cash. Under the terms of a lease with Pinnacle, the Company will lease antenna sites located at these towers for an initial period of 15 years at an aggregate annual rental of $10.7 million. The sale was accounted for in accordance with Statement pf Financial Accounting Standards No. 28, Accounting for Sales with Leasebacks, and resulted in a recognized gain of $94.2 million and a deferred gain of $70.0 million. The deferred gain will be amortized on a straight-line basis over the initial lease period of 15 years. Subsequent to the sale, the Company distributed the $170 million in proceeds to its secured creditors, who had a lien on such assets.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements Of Cash Flows
  For The Months Ended October 31, 1998, September 30, 1998 and August 31, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                        October          September        August
                                                                         1998              1998            1998
                                                                     -----------      ------------     ------------
  Operating Activities
       Net Income(Loss)                                                 ($5,722)         $88,796          ($4,225)
       Adjustments To Reconcile Net Income(Loss) To Net Cash
       Provided By (Used In) Operating Activities:
           Depreciation And Amortization                                  9,462            9,164            9,193
           Provision For Uncollectible Accounts And Returns               1,041            1,021            1,133
           Amortization of Deferred Gain on Sale of Tower Assets           (389)(1)         (389)(1)            0
           Income Taxes                                                       0              678 (1)
           Undistributed Earnings Of Affiliate                                0               43                0
           Recognized Gain On Sale Of Tower Assets                            0          (94,165)(1)            0
           Deferred Financings Fees, Net                                    304              304              304
           Change In Operating Assets and Liabilities:
              Accounts Receivable                                          (461)          (1,677)          (1,025)
              Inventory                                                    (454)              73             (504)
              Prepaid Expenses And Other Assets                             850           (1,156)             221
              Accounts Payable, Accrued Expenses and Other               (5,609)            (364)           1,466
                                                                     -----------     ------------     ------------
  Net Cash Provided By (Used In) Operating Activities                      (978)           2,330            6,563


  Investing Activities
       Construction And Capital Expenditures,
              Including Net Change In Pager Assets                       (6,420)          (5,385)          (4,209)
       Net Proceeds From the Sale of tower assets                             0          169,703 (1)            0

                                                                     -----------     ------------     ------------
  Net Cash Provided By (Used In) Investing Activitie                     (6,420)         164,318           (4,209)


  Financing Activities
       Payment to Chase Credit Facility                                       0         (170,000)(1)            0
       Borrowings (Repayments) of DIP Credit Facility                         0                0                0
                                                                     -----------     ------------     ------------
  Net Cash Provided By (Used In) Financing Activities                         0         (170,000)               0


  Net Increase (Decrease) In Cash And Cash Equivalents                   (7,398)          (3,352)           2,354
  Cash And Cash Equivalents At Beginning Of Period                        9,814           13,165           10,811
                                                                     -----------     ------------     ------------
  Cash And Cash Equivalents At End Of Period                             $2,415           $9,814          $13,165
                                                                     ===========     ============     ============

                             See Accompanying Notes

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                     STATEMENT OF ACCOUNTS RECEIVABLE AGING
                   AND AGING OF POSTPETITION ACCOUNTS PAYABLE
                      For the month ended October 31, 1998

Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
                 $22,540,042   0 - 30 days old
        --------------------- --------------------------------------------------
        --------------------- --------------------------------------------------
                  12,790,757  31 - 60 days old
        --------------------- --------------------------------------------------
        --------------------- --------------------------------------------------
                   4,886,770  61 - 90 days old
        --------------------- --------------------------------------------------
        --------------------- --------------------------------------------------
                  12,332,853  91+ days old
        --------------------- --------------------------------------------------
        --------------------- --------------------------------------------------
                  52,550,422  TOTAL TRADE ACCOUNTS RECEIVABLE
        --------------------- --------------------------------------------------
        --------------------- --------------------------------------------------
                (15,560,152)  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
        --------------------- --------------------------------------------------
        --------------------- --------------------------------------------------
                  36,990,270  TRADE ACCOUNTS RECEIVABLE (NET)
        --------------------- --------------------------------------------------
        --------------------- --------------------------------------------------
                     557,853  OTHER NON-TRADE RECEIVABLES
        --------------------- --------------------------------------------------
        --------------------- --------------------------------------------------
                $ 37,548,123  ACCOUNTS RECEIVABLE, NET
--------------- --------------------- ------------------------------------------



--------------------------------------------------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
--------------------------------------------------------------------------------
                         0-30       31-60   61-90      91+
                         Days       Days    Days      Days       Total
--------------------------------------------------------------------------------
ACCOUNTS PAYABLE    $ 6,471,126   655,905      0          0  $7,127,031
--------------------------------------------------------------------------------

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                      For the month ended October 31, 1998
Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                          BEGINNING         AMOUNT                         ENDING
                                             TAX           WITHHELD         AMOUNT           TAX         DELINQUENT
                                          LIABILITY       OR ACCRUED         PAID         LIABILITY        TAXES
----------------------------------------------------------------------------------------------------------------------
FEDERAL
----------------------------------------------------------------------------------------------------------------------
WITHHOLDING                                    $     0      $1,641,002     $ 1,641,002         $    0         $     0
----------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE                                        0         896,606         896,606              0               0
----------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER                                  226,018       1,532,288       1,758,306              0               0
--------------------------------------- --------------- --------------- --------------- -------------- ---------------
--------------------------------------- --------------- --------------- --------------- -------------- ---------------
UNEMPLOYMENT                                     1,080           5,576           6,656              0               0
----------------------------------------------------------------------------------------------------------------------
INCOME                                               0               0               0              0               0
----------------------------------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES                            227,098       4,075,472       4,302,570              0               0
----------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
----------------------------------------------------------------------------------------------------------------------
WITHHOLDING                                     38,101         290,995         270,225         58,871               0
----------------------------------------------------------------------------------------------------------------------
SALES                                          536,597       1,154,942       1,175,824        515,715               0
----------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                     9,321          30,426          38,698          1,049               0
----------------------------------------------------------------------------------------------------------------------
REAL PROPERTY                                6,855,021         453,101         200,055      7,108,067               0
----------------------------------------------------------------------------------------------------------------------
OTHER                                        3,778,671         840,057         856,784      3,761,944               0
----------------------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL                       11,217,711       2,769,521       2,541,586     11,445,646               0
----------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                               $ 11,444,809     $ 6,844,993     $ 6,844,156   $ 11,445,646          $    0
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                      For the month ended October 31, 1998
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  INSIDERS (1)
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
         Payee Name                      Position                Salary/Bonus/         Reimbursable
                                                                Auto Allowance           Expenses           Total
-----------------------------------------------------------------------------------------------------------------------
Alvarez & Marsal Inc. -        Chairman - Restructuring                 $   54,167          $    4,302        $ 58,469
Joseph A. Bondi
-----------------------------------------------------------------------------------------------------------------------
Burdette, H. Stephen           Senior VP Corporate                          22,500               7,115          29,615
                               Development and Senior VP
                               Operations
-----------------------------------------------------------------------------------------------------------------------
Grawert, Ron                   Chief Executive Officer                      46,154              11,293          57,447
-----------------------------------------------------------------------------------------------------------------------
Gray, Patricia                 Secretary/VP and General                     20,769               4,158          24,927
                               Counsel
-----------------------------------------------------------------------------------------------------------------------
Gross, Steven                  Executive VP Sales &                         26,654               3,711          30,365
                               Marketing
-----------------------------------------------------------------------------------------------------------------------
Hilson, Debra                  Assistant Secretary                           7,179                   0           7,179
-----------------------------------------------------------------------------------------------------------------------
Pascucci, James                Treasurer                                    12,438                 917          13,355
-----------------------------------------------------------------------------------------------------------------------
Panzella, Vito                 VP / Controller                              13,269                  39          13,308
-----------------------------------------------------------------------------------------------------------------------
Witsaman, Mark                 Senior VP and Chief                          22,904               5,067          27,971
                               Technology Officer
-----------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL PAYMENTS TO INSIDERS       $ 262,636
------------------------------------------------------------------------------------------------------- ---------------

(1) Excludes 19 non-executive officers of subsidiaries who were paid salaries and reimbursable expenses in the aggregate of $325,835.

----------------------------------------------------------------------------------------------------------------------
               PAYMENTS TO INSIDERS AND PROFESSIONALS (Continued)
                      For the month ended October 31, 1998
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                  PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------
                                                      Date of                                           Holdback and
              Name and Relationship                    Court          Invoices          Invoices      Invoice Balances
                                                     Approval       Received (1)          Paid              Due
----------------------------------------------------------------------------------------------------------------------
1.  Ernst & Young - Auditor, Tax and Financial        1/30/97              $      -      $  269,851        $  459,454
       Consultants to Debtor
----------------------------------------------------------------------------------------------------------------------
2.  Latham & Watkins - Counsel to Debtor              1/30/97                86,209         198,223           196,335
----------------------------------------------------------------------------------------------------------------------
3.  Alvarez & Marsal Inc.- Restructuring              1/30/97               162,369         779,017           260,861
       Consultant to Debtor (2)
----------------------------------------------------------------------------------------------------------------------
4.  Sidley & Austin - Bankruptcy Counsel to           1/30/97               508,230       1,400,789           720,807
       Debtor
----------------------------------------------------------------------------------------------------------------------
5.  Young, Conaway, Stargatt & Taylor - Delaware      1/30/97                     -          23,383             1,482
       Counsel to Debtor
----------------------------------------------------------------------------------------------------------------------
6.  Wiley, Rein & Fielding - FCC Counsel to           1/30/97                77,089         237,654           128,399
       Debtor
----------------------------------------------------------------------------------------------------------------------
7.  Koteen & Naftalin - FCC Counsel to  Debtor        6/11/97                     -               -             3,945
----------------------------------------------------------------------------------------------------------------------
8.  Houlihan, Lokey, Howard & Zukin - Advisors        6/04/97                     -         360,954            45,000
       to the Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
9.  Jones, Day, Reavis & Pogue - Counsel to the       4/03/97               418,580          65,271           432,069
       Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
10. Morris, Nichols, Arsht & Tunnell - Delaware       4/03/97                 1,324           3,479             1,670
       Counsel to the Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
11. Paul, Weiss, Rifkind, Wharton & Garrison -        4/25/97                 3,936           2,403             4,167
       FCC Counsel to the Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
12. The Blackstone Group LP - Financial Advisors      7/10/97               132,114         426,795           207,114
       to Debtor
----------------------------------------------------------------------------------------------------------------------
13. Gerry, Friend & Sapronov, LLP. - Counsel to      10/27/97                65,666         105,135            74,673
       Debtor
----------------------------------------------------------------------------------------------------------------------
                             TOTAL                                      $ 1,455,517     $ 3,872,954        $2,535,976
----------------------------------------------------------------------------------------------------------------------

(1) Excludes invoices for fees and expenses through October 31, 1998 that were received by the Debtors subsequent to October 31, 1998.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).


----------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
For the month ended October 31, 1998
----------------------------------------------------------------------------------------------------------------------
                                                              SCHEDULED            AMOUNTS
                                                               MONTHLY              PAID                TOTAL
                                                               PAYMENTS            DURING               UNPAID
NAME OF CREDITOR                                                 DUE                MONTH            POSTPETITION
----------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank - (Interest)                             $3,390,125       $ 3,390,125*         $     0
----------------------------------------------------------------------------------------------------------------------

* Payment made on 10/29/98.


----------------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE
For the month ended October 31, 1998                                                                YES        NO
----------------------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this No reporting period?
----------------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in possession account?                  No
----------------------------------------------------------------------------------------------------------------------
3.  Are any postpetition receivables (accounts, notes, or loans) due from related parties?                     No
----------------------------------------------------------------------------------------------------------------------
4.  Have any payments been made of prepetition liabilities this reporting period?                   Yes
----------------------------------------------------------------------------------------------------------------------
5.  Have any postpetition loans been received by the debtor from any party?                                    No
----------------------------------------------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes past due?                                                               No
----------------------------------------------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?                                               No
----------------------------------------------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                                                           No
----------------------------------------------------------------------------------------------------------------------
9.  Are any postpetition taxes past due?                                                                       No
----------------------------------------------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                                                   No
----------------------------------------------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting period?                               Yes
----------------------------------------------------------------------------------------------------------------------
12. Are any wage payments past due?                                                                            No
----------------------------------------------------------------------------------------------------------------------

     If the answer to any of the above questions is "YES", provide a detailed explanation of each item.



Item 4 & 11.      The Court has authorized the Debtors to pay certain
                  pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes;
                  (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

Item 5. As of October 31, 1998 there were no funded borrowings under the DIP facility.

---------------------------------------------------------------------------------------------------------------------
                                    INSURANCE
                      For the month ended October 31, 1998
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                        There were no changes in insurance coverage for the
reporting period.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                    PERSONNEL
                      For the month ended October 31, 1998
---------------------------------------------------------------------------------------------------------------------
                                                                                          Full Time       Part Time
--------------------------------------------------------------------------------------- -----------------------------
1.  Total number of employees at beginning of period                                            3,037             36
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                                                    34              3
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period                                  159             17
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                                       2,912             22
---------------------------------------------------------------------------------------------------------------------